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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Marvin Roseman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Phoenix Waste Services Company, Inc. on Form 10-QSB for the fiscal quarter ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Phoenix Waste Services Company, Inc.


January 28, 2003
                                             By:  /s/ Marvin Roseman
                                             Name: Marvin Roseman
                                             Title: Chief Executive Officer


I, Marvin Roseman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Phoenix Waste Services Company, Inc. on Form 10-QSB for the fiscal quarter ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Phoenix Waste Services Company, Inc.

January 28, 2003
                                             By: /s/ Marvin Roseman
                                             Name: Marvin Roseman
                                             Title: Chief Financial Officer